UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report: May 6, 2014
(Date of earliest event reported): May 6, 2014

 SUNOCO LOGISTICS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1818 Market Street, Suite 1500, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)
(866) 248-4344
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On May 6, 2014, Sunoco Logistics Partners L.P. (the "Partnership") issued a press release announcing its financial results for the first quarter 2014. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.	Other Events.
On May 6, 2014, the Partnership issued a press release announcing a two-for-one split of its outstanding common units. The two-for-one split will result in the issuance of one additional common unit for every one unit owned as of the record date, which will be June 5, 2014. The two-for-one split will be effective on June 12, 2014. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.
The information in this report, being furnished pursuant to Items 2.02, 8.01 and 9.01 related thereto, of Form 8-K, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit
99.1	Press release dated May 6, 2014.
Forward-Looking Statements
Statements contained in the exhibit to this report that state the Partnership's or its management's expectations or predictions of the future are forward-looking statements. The Partnership's actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.

By:	Sunoco Partners LLC, its General Partner

	By:	/s/ MARTIN SALINAS, JR.
Martin Salinas, Jr. Chief Financial Officer
May 6, 2014
Philadelphia, PA

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release dated May 6, 2014.

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